EXHIBIT 99.1


                       TERM SHEET DATED MAY 15, 2002

All information in this Term Sheet, whether regarding assets backing any securities discussed herein or otherwise, will be superseded by the information contained in the final prospectus.

                                                                May 8, 2002

------------------------------------------------------------------------------
              Preliminary Structural and Collateral Term Sheet
------------------------------------------------------------------------------

             $201,922,222 (approximate) of Senior Certificates
                      GSR Mortgage Loan Trust 2002-3F
                  GS Mortgage Securities Corp., Depositor
             Mortgage Pass-Through Certificates, Series 2002-3F


------------------------------------------------------------------------------
                        Features of the Transaction
------------------------------------------------------------------------------

o The collateral consists of conventional fixed rate 30 year mortgage loans secured by first liens on one to four family residential properties. 94.1% of the 30 year mortgage loans were purchased from KeyBank National Association and are being serviced by Countrywide Home Loans, Inc., and 5.9% of the 30 year mortgage loans were purchased from and are being serviced by Wells Fargo Home Mortgage, Inc.

o Offering consists of 3 tracks of senior securities totaling approximately $201,922,222 expected to be rated AAA by Fitch and Moody's. The three tracks of seniors are expected to be approximately:

                 $48,607,008 of 6.5% coupons
                $107,109,000 of 7.0% coupons
                 $46,206,214 of 8.5% coupons

o The expected amount of credit support for the senior certificates is 4.25% in the form of subordination with a shifting interest structure.

o The amount of senior certificates is approximate and may vary by up to 5%


-----------------------------------------------------------------------------
                                 Time Table
-----------------------------------------------------------------------------
Expected Settlement:                                May 29, 2002
Cut-off Date:                                        May 1, 2002
First Distribution Date:                           June 25, 2002
Distribution Date:                            25th of each month


-----------------------------------------------------------------------------
                                 Key Terms
-----------------------------------------------------------------------------

Issuer:                    GSR Mortgage Loan Trust 2002-3F
Underwriter:               Goldman, Sachs & Co.
Originators:               KeyBank National Association
                           Wells Fargo Home Mortgage, Inc.
Seller:                    Goldman Sachs Mortgage Company
Servicers:                 Countrywide Home Loans, Inc.
                           Wells Fargo Home Mortgage, Inc.
Trustee:                   JPMorgan Chase Bank
Type of Issuance:          Public
Servicer Advancing:        Yes, subject to recoverability
Compensating Interest:     Yes; limited, with respect to Countrywide and
                           Wells Fargo, to 1/12th of 0.125% and 0.25%,
                           respectively, of the pool scheduled principal
                           balance for such distribution date
Legal Investment:          The senior certificates are SMMEA eligible at
                           settlement
Interest Accrual:          Prior calendar month
Clean Up Call:             10% of the Cut-off Date principal balance of the
                           mortgage loans
ERISA Eligible:            Underwriter's exemption may apply to senior
                           certificates, however prospective purchasers
                           should consult their own counsel
Tax Treatment:             REMIC; senior certificates are regular interests
Structure:                 Senior/Subordinate; shifting interest
Expected Subordination:    4.25%
Expected Rating Agencies:  Moody's and Fitch
Minimum Denomination:      Senior certificates - $25,000
Delivery:                  Senior certificates - DTC



----------------------------------------------------------------------------------------------------------
                                  Preliminary Mortgage Pool Data (approximate)1
---------------------------------------------------------------- ------------- ------------- -------------
                                                                 6.5 % Track   7.0 % Track   8.5 % Track
---------------------------------------------------------------- ------------- ------------- -------------
Total Outstanding Principal Balance:                              $48,607,008  $116,099,053   $46,206,214
---------------------------------------------------------------- ------------- ------------- -------------
2Number of Mortgage Loans:                                                215           455           323
---------------------------------------------------------------- ------------- ------------- -------------
2Average Outstanding Principal Balance of the Mortgage Loans:        $416,252      $403,698      $377,800
---------------------------------------------------------------- ------------- ------------- -------------
Weighted Average Gross Annual Mortgage Interest Rate:                   6.78%         7.48%         8.11%
---------------------------------------------------------------- ------------- ------------- -------------
Expected Servicing Fees (including Master Servicing Fee):             0.2575%       0.2575%       0.2575%
---------------------------------------------------------------- ------------- ------------- -------------
Weighted Average Months to Maturity:                                      320           324           332
---------------------------------------------------------------- ------------- ------------- -------------
Weighted Average Months Seasoning:                                         38            36            28
---------------------------------------------------------------- ------------- ------------- -------------
Weighted Average Original Loan-To-Value Ratio:                          69.8%         75.2%         78.0%
---------------------------------------------------------------- ------------- ------------- -------------
Owner Occupied:                                                         81.6%         83.6%         83.6%
---------------------------------------------------------------- ------------- ------------- -------------
Originated Under the Full Processing Documentation Program:             49.2%         55.3%         44.3%
---------------------------------------------------------------- ------------- ------------- -------------
Weighted Average FICO Score:                                              726           718           705
---------------------------------------------------------------- ------------- ------------- -------------
Ohio:                                                                   15.8%         22.7%         19.1%
---------------------------------------------------------------- ------------- ------------- -------------
Washington:                                                             22.0%         18.6%         14.0%
---------------------------------------------------------------- ------------- ------------- -------------
New York:                                                                9.0%         10.7%         18.0%
---------------------------------------------------------------- ------------- ------------- -------------
Single Family Detached:                                                 81.8%         84.3%         82.8%
---------------------------------------------------------------- ------------- ------------- -------------
Amortized Original LTV > 80%, No MI:                                     7.5%         14.2%         25.9%
---------------------------------------------------------------- ------------- ------------- -------------

1. The percentages listed below are determined based on the component balances of the mortgage loans contributing to the respective track.

2. These numbers represent the number of 30 year mortgage loans contributing cash flows to the respective track, as well as the entire outstanding principal balance of the 30 year mortgage loans contributing to the respective track. The total number of 30 year mortgage loans is 538.


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Neither the issuer of the certificates nor Goldman, Sachs & Co., nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the
Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only.
Information in this material regarding the securities and the assets backing any securities discussed herein supersedes all prior information regarding such securities and assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, is preliminary and will be superseded by the applicable prospectus supplement and any other information subsequently filed with the SEC.
The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement relating to the certificates. Such information supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by Goldman, Sachs & Co.

The information herein has been provided solely by Goldman, Sachs & Co., acting as underwriter and not as agent of the issuer or any of the issuer's affiliates. Neither the issuer of the certificates nor Goldman,
Sachs & Co. nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein.

                                         The 30 Year Mortgage Loans Group 2-A

                                       Current Mortgage Loan Principal Balances

                                                                                                        Scheduled
                                                              No. of Mortgage    Total Dollar Amount  Principal Balance
Range of Current Mortgage Loan Principal Balances                 Loans (#)            ($)                  (%)
-------------------------------------------------                 ---------            ---                  ---
$0.00-$ 100,000                                                        27          $     909,249                   1.9%
$100,001-200,000                                                       14              1,532,360                   3.2
$200,001-250,000                                                        2                  6,427                   0.0
$250,001-300,000                                                       22              3,578,835                   7.4
$300,001-350,000                                                       28              5,357,079                  11.0
$350,001-400,000                                                       26              5,787,232                  11.9
$400,001-450,000                                                       19              4,594,402                   9.5
$450,001-500,000                                                       15              3,970,127                   8.2
$500,001-600,000                                                       15              4,822,519                   9.9
Greater Than $600,000                                                  47             18,048,778                  37.1
------------------------------------------------------------------------------------------------------------------------
TOTAL                                                                 215            $48,607,008                 100.0%
========================================================================================================================
Column totals may not add to 100% due to rounding.



                                        Original Loan-to-Value Ratios

                                                                                             Scheduled
                                                  No. of Mortgage    Total Dollar Amount  Principal Balance
Range of Original Loan-to-Value Ratios                Loans (#)            ($)                  (%)
--------------------------------------                ---------            ---                  ---
Below 50.00%                                               20           $  6,321,095                  13.0%
50 - 54.99%                                                 7              1,876,485                   3.9
55 - 59.99%                                                11              2,431,834                   5.0
60 - 64.99%                                                12              4,418,303                   9.1
65 - 69.99%                                                11              1,848,457                   3.8
70 - 74.99%                                                28              5,452,435                  11.2
75 - 79.99%                                                42              9,846,604                  20.3
80 - 84.99%                                                42             11,983,292                  24.7
85 - 89.99%                                                 8              1,229,427                   2.5
90 - 94.99%                                                 7              1,148,668                   2.4
95 - 99.99%                                                 8                754,306                   1.6
100 -119.99%                                               19              1,296,099                   2.7
------------------------------------------------------------------------------------------------------------
TOTAL                                                     215            $48,607,008                 100.0%
============================================================================================================
Column totals may not add to 100% due to rounding.


                                             Months Remaining to Maturity

                                                                                          Scheduled
                                                No. of Mortgage   Total Dollar Amount  Principal Balance
Range of Months Remaining to Maturity               Loans (#)            ($)                  (%)
-------------------------------------               ---------            ---                  ---
300 Mths or Less                                         14          $     891,028                   1.9%
301 - 312 Mths                                           24              3,809,996                   7.8
313 - 324 Mths                                          122             32,868,505                  67.6
325 - 336 Mths                                           32              8,222,325                  16.9
337 - 348 Mths                                           11              1,450,999                   3.0
349 - 360 Mths                                           12              1,364,155                   2.8
----------------------------------------------------------------------------------------------------------
TOTAL                                                   215            $48,607,008                 100.0%
==========================================================================================================
Column totals may not add to 100% due to rounding.


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Neither the issuer of the certificates nor Goldman, Sachs & Co., nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the
Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only.
Information in this material regarding the securities and the assets backing any securities discussed herein supersedes all prior information regarding such securities and assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, is preliminary and will be superseded by the applicable prospectus supplement and any other information subsequently filed with the SEC.
The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement relating to the certificates. Such information supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by Goldman, Sachs & Co.

The information herein has been provided solely by Goldman, Sachs & Co., acting as underwriter and not as agent of the issuer or any of the issuer's affiliates. Neither the issuer of the certificates nor Goldman,
Sachs & Co. nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein.

                                           Mortgage Rates

                                                                                Scheduled
                                      No. of Mortgage   Total Dollar Amount  Principal Balance
Mortgage Rate                             Loans (#)            ($)                  (%)
-------------                             ---------            ---                  ---
5.250%                                          1         $       27,306                   0.1%
5.625%                                          1                 65,359                   0.1
5.875%                                          1                 89,938                   0.2
6.000%                                          3                507,747                   1.0
6.250%                                          3              1,094,087                   2.3
6.375%                                          3              1,754,088                   3.6
6.500%                                         15              4,752,737                   9.8
6.625%                                         10              4,682,971                   9.6
6.750%                                         28             10,562,842                  21.7
6.875%                                         31             12,514,139                  25.7
6.950%                                          2                 52,447                   0.1
7.000%                                         47              8,711,323                  17.9
7.125%                                         32              3,510,952                   7.2
7.250%                                         38                281,074                   0.6
------------------------------------------------------------------------------------------------
TOTAL                                         215            $48,607,008                 100.0%
================================================================================================
Column totals may not add to 100% due to rounding.



                                      Type of Mortgaged Properties

                                                                               Scheduled
                                     No. of Mortgage   Total Dollar Amount  Principal Balance
Property Type                            Loans (#)            ($)                  (%)
-------------                            ---------            ---                  ---
Single Family                                175            $39,737,086                  81.8%
PUD                                           25              6,918,441                  14.2
Condo                                          9              1,659,973                   3.4
2-4 Family                                     6                291,508                   0.6
-----------------------------------------------------------------------------------------------
TOTAL                                        215            $48,607,008                 100.0%
===============================================================================================
Column totals may not add to 100% due to rounding.

                                    Purpose of Mortgage Loans

                                                                             Scheduled
                                   No. of Mortgage   Total Dollar Amount  Principal Balance
Loan Purpose                           Loans (#)            ($)                 (%)
------------                           ---------            ---                 ---
Missing                                     18           $  4,120,244                   8.5%
Purchase                                    94             16,710,090                  34.4
Rate/Term Refinance                         57             15,589,342                  32.1
Cash Out Refinance                          46             12,187,331                  25.1
---------------------------------------------------------------------------------------------
TOTAL                                      215            $48,607,008                 100.0%
=============================================================================================
Column totals may not add to 100% due to rounding.



                                        Occupancy Status

                                                                              Scheduled
                                    No. of Mortgage   Total Dollar Amount  Principal Balance
Occupancy Status                        Loans (#)            ($)                  (%)
----------------                        ---------            ---                  ---
Missing                                      18           $  4,120,244                   8.5%
Owner Occupied                              178             39,670,089                  81.6
Second Home                                  18              4,796,192                   9.9
Non-Owner Occupied                            1                 20,483                   0.0
----------------------------------------------------------------------------------------------
TOTAL                                       215            $48,607,008                 100.0%
==============================================================================================
Column totals may not add to 100% due to rounding.



This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Neither the issuer of the certificates nor Goldman, Sachs & Co., nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the
Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only.
Information in this material regarding the securities and the assets backing any securities discussed herein supersedes all prior information regarding such securities and assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, is preliminary and will be superseded by the applicable prospectus supplement and any other information subsequently filed with the SEC.
The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement relating to the certificates. Such information supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by Goldman, Sachs & Co.

The information herein has been provided solely by Goldman, Sachs & Co., acting as underwriter and not as agent of the issuer or any of the issuer's affiliates. Neither the issuer of the certificates nor Goldman,
Sachs & Co. nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein.

                      State Distribution of the Mortgaged Properties

                                                                             Scheduled
                                 No. of Mortgage    Total Dollar Amount  Principal Balance
State                                Loans (#)            ($)                  (%)
-----                                ---------            ---                  ---
Washington                                43            $10,695,033                  22.0%
Ohio                                      35              7,671,293                  15.8
Oregon                                    22              6,642,756                  13.7
Idaho                                     19              4,887,214                  10.1
New York                                  23              4,370,376                   9.0
Utah                                      10              2,162,618                   4.4
Indiana                                    8              1,744,738                   3.6
Florida                                    5              1,547,436                   3.2
Maine                                     12              1,397,485                   2.9
Colorado                                  10              1,299,468                   2.7
Michigan                                   2              1,202,756                   2.5
Virginia                                   1                903,490                   1.9
California                                 4                682,275                   1.4
Illinois                                   4                594,653                   1.2
Vermont                                    3                544,780                   1.1
New Hampshire                              2                477,880                   1.0
Arizona                                    2                446,422                   0.9
North Carolina                             2                397,224                   0.8
Alaska                                     2                214,603                   0.4
Iowa                                       1                208,374                   0.4
New Jersey                                 2                175,171                   0.4
Pennsylvania                               1                202,744                   0.4
Minnesota                                  1                 83,384                   0.2
Texas                                      1                 54,833                   0.1
-------------------------------------------------------------------------------------------
TOTAL                                    215            $48,607,008                 100.0%
===========================================================================================
Column totals may not add to 100% due to rounding.



                               Documentation Program for the Mortgage Loans

                                                                                Scheduled
                                      No. of Mortgage    Total Dollar Amount  Principal Balance
Documentation Type                        Loans (#)            ($)                  (%)
------------------                        ---------            ---                  ---
Missing                                        18           $  4,120,244                   8.5%
Full Documentation                            120             23,918,498                  49.2
Alternate Doc                                  76             19,576,470                  40.3
Other                                           1                991,796                   2.0
------------------------------------------------------------------------------------------------
TOTAL                                         215            $48,607,008                 100.0%
================================================================================================
Column totals may not add to 100% due to rounding.


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Neither the issuer of the certificates nor Goldman, Sachs & Co., nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the
Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only.
Information in this material regarding the securities and the assets backing any securities discussed herein supersedes all prior information regarding such securities and assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, is preliminary and will be superseded by the applicable prospectus supplement and any other information subsequently filed with the SEC.
The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement relating to the certificates. Such information supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by Goldman, Sachs & Co.

The information herein has been provided solely by Goldman, Sachs & Co., acting as underwriter and not as agent of the issuer or any of the issuer's affiliates. Neither the issuer of the certificates nor Goldman,
Sachs & Co. nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein.

                                     Borrower FICO Score

                                                                               Scheduled
                                   No. of Mortgage    Total Dollar Amount  Principal Balance
FICO Score                             Loans (#)            ($)                  (%)
----------                         ---------------    -------------------  -----------------
Unavailable                                  3          $     705,015                1.5%
500 - 560                                    2                 53,631                0.1
580 - 599                                    7                707,325                1.5
600 - 619                                    6              1,234,144                2.5
620 - 639                                    7                965,666                2.0
640 - 659                                   16              4,104,937                8.4
660 - 679                                   15              3,008,366                6.2
680 - 699                                   15              4,052,611                8.3
700 - 719                                   30              6,351,439               13.1
720 - 739                                   30              5,747,927               11.8
740 - 759                                   18              3,894,953                8.0
760 - 779                                   40             10,003,992               20.6
780 or Greater                              26              7,777,002               16.0
---------------------------------------------------------------------------------------------
TOTAL                                      215            $48,607,008              100.0%
=============================================================================================
Column totals may not add to 100% due to rounding.


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Neither the issuer of the certificates nor Goldman, Sachs & Co., nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the
Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only.
Information in this material regarding the securities and the assets backing any securities discussed herein supersedes all prior information regarding such securities and assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, is preliminary and will be superseded by the applicable prospectus supplement and any other information subsequently filed with the SEC.
The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement relating to the certificates. Such information supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by Goldman, Sachs & Co.

The information herein has been provided solely by Goldman, Sachs & Co., acting as underwriter and not as agent of the issuer or any of the issuer's affiliates. Neither the issuer of the certificates nor Goldman,
Sachs & Co. nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein.

                                         The 30 Year Mortgage Loans Group 2-B

                                       Current Mortgage Loan Principal Balances

                                                                                               Scheduled
                                                     No. of Mortgage    Total Dollar Amount  Principal Balance
Range of Current Mortgage Loan Principal Balances        Loans (#)            ($)                  (%)
-------------------------------------------------    ---------------    -------------------   ----------------
$0.00-$ 100,000                                               74         $    2,583,993               2.2%
$100,001-200,000                                              33              1,974,631               1.7
$200,001-250,000                                               5                655,884               0.6
$250,001-300,000                                              56              9,123,191               7.9
$300,001-350,000                                              49             10,542,179               9.1
$350,001-400,000                                              39              8,321,374               7.2
$400,001-450,000                                              28              6,691,583               5.8
$450,001-500,000                                              32              9,837,130               8.5
$500,001-600,000                                              44             15,239,486              13.1
Greater Than $600,000                                         95             51,129,602              44.0
---------------------------------------------------------------------------------------------------------------
TOTAL                                                        455           $116,099,053             100.0%
===============================================================================================================
Column totals may not add to 100% due to rounding.


                                        Original Loan-to-Value Ratios

                                                                                         Scheduled
                                               No. of Mortgage   Total Dollar Amount  Principal Balance
Range of Original Loan-to-Value Ratios             Loans (#)            ($)                 (%)
--------------------------------------             ---------            ---                 ---
Below 50.00%                                            21         $    5,143,360                   4.4%
50 - 54.99%                                             12              3,752,144                   3.2
55 - 59.99%                                             15              4,707,053                   4.1
60 - 64.99%                                             23              7,782,601                   6.7
65 - 69.99%                                             18              5,530,772                   4.8
70 - 74.99%                                             56             16,130,488                  13.9
75 - 79.99%                                             72             22,381,628                  19.3
80 - 84.99%                                            104             33,215,455                  28.6
85 - 89.99%                                             20              3,897,434                   3.4
90 - 94.99%                                             29              6,344,780                   5.5
95 - 99.99%                                             26              3,162,428                   2.7
100 -119.99%                                            59              4,050,910                   3.5
---------------------------------------------------------------------------------------------------------
TOTAL                                                  455           $116,099,053                 100.0%
=========================================================================================================
Column totals may not add to 100% due to rounding.

                                       Months Remaining to Maturity

                                                                                        Scheduled
                                              No. of Mortgage   Total Dollar Amount   Principal Balance
Range of Months Remaining to Maturity             Loans (#)            ($)                 (%)
-------------------------------------             ---------            ---                 ---
300 Mths or Less                                       27         $    5,197,932                   4.4%
301 - 312 Mths                                         62             22,302,499                  19.2
313 - 324 Mths                                        138             38,164,419                  32.9
325 - 336 Mths                                         89             23,306,191                  20.1
337 - 348 Mths                                        102             19,991,386                  17.2
349 - 360 Mths                                         37              7,136,625                   6.1
--------------------------------------------------------------------------------------------------------
TOTAL                                                 455           $116,099,053                 100.0%
========================================================================================================
Column totals may not add to 100% due to rounding.


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Neither the issuer of the certificates nor Goldman, Sachs & Co., nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the
Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only.
Information in this material regarding the securities and the assets backing any securities discussed herein supersedes all prior information regarding such securities and assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, is preliminary and will be superseded by the applicable prospectus supplement and any other information subsequently filed with the SEC.
The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement relating to the certificates. Such information supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by Goldman, Sachs & Co.

The information herein has been provided solely by Goldman, Sachs & Co., acting as underwriter and not as agent of the issuer or any of the issuer's affiliates. Neither the issuer of the certificates nor Goldman,
Sachs & Co. nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein.

                                         Mortgage Rates

                                                                              Scheduled
                                   No. of Mortgage    Total Dollar Amount  Principal Balance
Mortgage Rate                          Loans (#)            ($)                  (%)
-------------                      ---------------    -------------------  ------------------
6.875%                                      31         $    3,844,212                   3.3%
6.950%                                       2                 32,833                   0.0
7.000%                                      47              8,203,867                   7.1
7.125%                                      32              9,737,923                   8.4
7.250%                                      38             18,457,179                  15.9
7.375%                                      38             15,296,397                  13.2
7.500%                                      63             21,206,895                  18.3
7.625%                                      26              8,940,803                   7.7
7.675%                                       1                428,660                   0.4
7.750%                                      34              9,867,302                   8.5
7.875%                                      32              8,171,064                   7.0
7.950%                                       1                 35,484                   0.0
8.000%                                      26              5,398,696                   4.7
8.125%                                      16              2,838,173                   2.4
8.250%                                       8              1,101,516                   0.9
8.375%                                      17              1,559,740                   1.3
8.500%                                      21                713,419                   0.6
8.625%                                      13                257,393                   0.2
8.750%                                       9                  7,495                   0.0
---------------------------------------------------------------------------------------------
TOTAL                                      455           $116,099,053                 100.0%
=============================================================================================
Column totals may not add to 100% due to rounding.



                                      Type of Mortgaged Properties

                                                                              Scheduled
                                   No. of Mortgage   Total Dollar Amount  Principal Balance
Property Type                          Loans (#)            ($)                  (%)
-------------                          ---------            ---                  ---
Single Family                              378          $  97,851,765                  84.3%
PUD                                         42             12,321,112                  10.6
Condo                                       22              4,503,014                   3.9
2-4 Family                                  12              1,365,462                   1.2
Townhouse                                    1                 57,699                   0.0
---------------------------------------------------------------------------------------------
TOTAL                                      455           $116,099,053                 100.0%
=============================================================================================
Column totals may not add to 100% due to rounding.

                                         Purpose of Mortgage Loans

                                                                                     Scheduled
                                           No. of Mortgage   Total Dollar Amount   Principal Balance
Loan Purpose                                   Loans (#)            ($)                  (%)
------------                                   ---------            ---                  ---
Missing                                             21         $    6,537,922                   5.6%
Purchase                                           248             52,790,033                  45.5
Rate/Term Refinance                                 85             29,712,257                  25.6
Cash Out Refinance                                  96             26,567,026                  22.9
Refinance - Property Improvement                     5                491,815                   0.4
-----------------------------------------------------------------------------------------------------
TOTAL                                              455           $116,099,053                 100.0%
=====================================================================================================
Column totals may not add to 100% due to rounding.


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Neither the issuer of the certificates nor Goldman, Sachs & Co., nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the
Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only.
Information in this material regarding the securities and the assets backing any securities discussed herein supersedes all prior information regarding such securities and assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, is preliminary and will be superseded by the applicable prospectus supplement and any other information subsequently filed with the SEC.
The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement relating to the certificates. Such information supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by Goldman, Sachs & Co.

The information herein has been provided solely by Goldman, Sachs & Co., acting as underwriter and not as agent of the issuer or any of the issuer's affiliates. Neither the issuer of the certificates nor Goldman,
Sachs & Co. nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein.

                                           Occupancy Status

                                                                                Scheduled
                                     No. of Mortgage    Total Dollar Amount  Principal Balance
Occupancy Status                         Loans (#)            ($)                  (%)
----------------                    ----------------    -------------------  ------------------
Missing                                       21         $    6,537,922                   5.6%
Owner Occupied                               387             97,113,845                  83.6
Second Home                                   39             11,515,955                   9.9
Non-Owner Occupied                             8                931,330                   0.8
-----------------------------------------------------------------------------------------------
TOTAL                                        455           $116,099,053                 100.0%
===============================================================================================
Column totals may not add to 100% due to rounding.

                           State Distribution of the Mortgaged Properties

                                                                             Scheduled
                                   No. of Mortgage    Total Dollar Amount  Principal Balance
State                                  Loans (#)            ($)                (%)
-----                              ---------------    -------------------  -----------------
Ohio                                        86          $  26,378,778                  22.7%
Washington                                  68             21,609,005                  18.6
New York                                    67             12,443,431                  10.7
Colorado                                    24              8,728,252                   7.5
Oregon                                      29              7,332,913                   6.3
Idaho                                       25              6,411,751                   5.5
California                                  22              5,315,222                   4.6
Florida                                     14              4,567,591                   3.9
Indiana                                     21              4,418,272                   3.8
Utah                                        18              3,009,457                   2.6
Maine                                       18              2,873,074                   2.5
Alaska                                       8              2,142,584                   1.8
Michigan                                     9              1,898,486                   1.6
North Carolina                               4              1,751,214                   1.5
Illinois                                     4              1,344,449                   1.2
Arizona                                      6              1,087,670                   0.9
Montana                                      2                755,152                   0.7
Hawaii                                       2                869,182                   0.7
New Jersey                                   2                695,390                   0.6
Pennsylvania                                10                544,412                   0.5
Connecticut                                  1                607,538                   0.5
Texas                                        7                488,181                   0.4
Vermont                                      3                387,982                   0.3
Massachusetts                                2                254,161                   0.2
New Hampshire                                1                 65,307                   0.1
Iowa                                         1                 64,010                   0.1
Nevada                                       1                 55,589                   0.0
---------------------------------------------------------------------------------------------
TOTAL                                      455           $116,099,053                 100.0%
=============================================================================================
Column totals may not add to 100% due to rounding.


                                     Documentation Program for the Mortgage Loans


                                                                                                        Scheduled
                                                              No. of Mortgage   Total Dollar Amount  Principal Balance
Documentation Type                                                Loans (#)            ($)                  (%)
------------------                                            ---------------   ------------------    ----------------
Missing                                                                21         $    6,537,922                5.6%
Full Documentation                                                    256             64,260,727               55.3
Alternate Doc                                                         177             45,239,408               39.0
Streamlined                                                             1                 60,996                0.1
------------------------------------------------------------------------------------------------------------------------
TOTAL                                                                 455           $116,099,053              100.0%
========================================================================================================================
Column totals may not add to 100% due to rounding.


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Neither the issuer of the certificates nor Goldman, Sachs & Co., nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the
Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only.
Information in this material regarding the securities and the assets backing any securities discussed herein supersedes all prior information regarding such securities and assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, is preliminary and will be superseded by the applicable prospectus supplement and any other information subsequently filed with the SEC.
The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement relating to the certificates. Such information supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by Goldman, Sachs & Co.

The information herein has been provided solely by Goldman, Sachs & Co., acting as underwriter and not as agent of the issuer or any of the issuer's affiliates. Neither the issuer of the certificates nor Goldman,
Sachs & Co. nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein.

                                   Borrower FICO Score

                                                                           Scheduled
                                 No. of Mortgage   Total Dollar Amount  Principal Balance
FICO Score                           Loans (#)            ($)                  (%)
----------                       ---------------   -------------------   ----------------
Unavailable                               11         $    1,834,883                   1.6%
500 - 560                                  5                109,918                   0.1
580 - 599                                 12              2,820,827                   2.4
600 - 619                                 16              3,967,847                   3.4
620 - 639                                 19              4,037,839                   3.5
640 - 659                                 27              6,359,719                   5.5
660 - 679                                 45              9,683,022                   8.3
680 - 699                                 55             12,616,670                  10.9
700 - 719                                 61             15,967,121                  13.8
720 - 739                                 54             13,633,917                  11.7
740 - 759                                 46             13,732,656                  11.8
760 - 779                                 61             17,415,525                  15.0
780 or Greater                            43             13,919,110                  12.0
-------------------------------------------------------------------------------------------
TOTAL                                    455           $116,099,053                 100.0%
===========================================================================================
Column totals may not add to 100% due to rounding.



This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Neither the issuer of the certificates nor Goldman, Sachs & Co., nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the
Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only.
Information in this material regarding the securities and the assets backing any securities discussed herein supersedes all prior information regarding such securities and assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, is preliminary and will be superseded by the applicable prospectus supplement and any other information subsequently filed with the SEC.
The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement relating to the certificates. Such information supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by Goldman, Sachs & Co.

The information herein has been provided solely by Goldman, Sachs & Co., acting as underwriter and not as agent of the issuer or any of the issuer's affiliates. Neither the issuer of the certificates nor Goldman,
Sachs & Co. nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein.

                                         The 30 Year Mortgage Loans Group 2-C

                                       Current Mortgage Loan Principal Balances

                                                                                                        Scheduled
                                                              No. of Mortgage   Total Dollar Amount  Principal Balance
Range of Current Mortgage Loan Principal Balances                 Loans (#)            ($)                (%)
-------------------------------------------------             ---------------   -------------------  -----------------
$0.00-$ 100,000                                                        63           $  1,882,281                   4.1%
$100,001-200,000                                                       32              2,419,744                   5.2
$200,001-250,000                                                        3                403,309                   0.9
$250,001-300,000                                                       39              4,497,671                   9.7
$300,001-350,000                                                       34              3,994,573                   8.6
$350,001-400,000                                                       24              4,603,350                  10.0
$400,001-450,000                                                       15              3,144,240                   6.8
$450,001-500,000                                                       22              3,891,267                   8.4
$500,001-600,000                                                       34              6,910,043                  15.0
Greater Than $600,000                                                  57             14,459,734                  31.3
------------------------------------------------------------------------------------------------------------------------
TOTAL                                                                 323            $46,206,214                 100.0%
========================================================================================================================
Column totals may not add to 100% due to rounding.

                                             Original Loan-to-Value Ratios

                                                                                         Scheduled
                                              No. of Mortgage    Total Dollar Amount  Principal Balance
Range of Original Loan-to-Value Ratios            Loans (#)            ($)                  (%)
--------------------------------------            ---------            ---                  ---
Below 50.00%                                            9           $  2,471,453                   5.3%
50 - 54.99%                                             8                854,232                   1.8
55 - 59.99%                                             7              1,516,186                   3.3
60 - 64.99%                                            16              2,482,402                   5.4
65 - 69.99%                                            10              1,757,093                   3.8
70 - 74.99%                                            32              4,348,052                   9.4
75 - 79.99%                                            41              7,454,621                  16.1
80 - 84.99%                                            82             12,444,402                  26.9
85 - 89.99%                                            15              2,184,186                   4.7
90 - 94.99%                                            29              4,449,878                   9.6
95 - 99.99%                                            24              3,486,055                   7.5
100 -119.99%                                           50              2,757,653                   6.0
--------------------------------------------------------------------------------------------------------
TOTAL                                                 323            $46,206,214                 100.0%
========================================================================================================
Column totals may not add to 100% due to rounding.


                                             Months Remaining to Maturity

                                                                                                        Scheduled
                                                              No. of Mortgage    Total Dollar Amount  Principal Balance
Range of Months Remaining to Maturity                             Loans (#)            ($)                  (%)
-------------------------------------                             ---------            ---                 ---
300 Mths or Less                                                       18           $  2,107,254                   4.5%
301 - 312 Mths                                                         42              4,987,034                  10.8
313 - 324 Mths                                                         60              5,916,185                  12.8
325 - 336 Mths                                                         65             10,269,489                  22.2
337 - 348 Mths                                                        110             18,778,561                  40.6
349 - 360 Mths                                                         28              4,147,690                   9.0
------------------------------------------------------------------------------------------------------------------------
TOTAL                                                                 323            $46,206,214                 100.0%
========================================================================================================================
Column totals may not add to 100% due to rounding.



This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Neither the issuer of the certificates nor Goldman, Sachs & Co., nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the
Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only.
Information in this material regarding the securities and the assets backing any securities discussed herein supersedes all prior information regarding such securities and assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, is preliminary and will be superseded by the applicable prospectus supplement and any other information subsequently filed with the SEC.
The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement relating to the certificates. Such information supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by Goldman, Sachs & Co.

The information herein has been provided solely by Goldman, Sachs & Co., acting as underwriter and not as agent of the issuer or any of the issuer's affiliates. Neither the issuer of the certificates nor Goldman,
Sachs & Co. nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein.

                                        Mortgage Rates

                                                                                Scheduled
                                  No. of Mortgage    Total Dollar Amount      Principal Balance
Mortgage Rate                         Loans (#)            ($)                      (%)
-------------                     ---------------    -------------------      -----------------
7.375%                                     38           $  1,300,055                   2.8%
7.500%                                     63              4,089,600                   8.9
7.625%                                     26              2,901,320                   6.3
7.675%                                      1                165,326                   0.4
7.750%                                     34              4,823,470                  10.4
7.875%                                     32              5,717,430                  12.4
7.950%                                      1                 30,431                   0.1
8.000%                                     26              5,291,792                  11.5
8.125%                                     16              3,892,672                   8.4
8.250%                                      8              2,154,197                   4.7
8.375%                                     17              4,556,887                   9.9
8.500%                                     21              3,442,419                   7.5
8.625%                                     13              2,656,485                   5.7
8.750%                                      9              1,491,543                   3.2
8.875%                                      6              1,847,440                   4.0
9.000%                                      5                580,647                   1.3
9.125%                                      1                395,807                   0.9
9.250%                                      1                377,504                   0.8
9.500%                                      4                447,308                   1.0
10.000%                                     1                 43,881                   0.1
--------------------------------------------------------------------------------------------
TOTAL                                     323            $46,206,214                 100.0%
============================================================================================
Column totals may not add to 100% due to rounding.

                                  Type of Mortgaged Properties

                                                                             Scheduled
                                   No. of Mortgage    Total Dollar Amount  Principal Balance
Property Type                          Loans (#)            ($)                  (%)
-------------                          ---------            ---                  ---
Single Family                              265            $38,249,612                  82.8%
PUD                                         26              4,406,940                   9.5
Condo                                       18              1,958,492                   4.2
2-4 Family                                  13              1,580,043                   3.4
Townhouse                                    1                 11,127                   0.0
---------------------------------------------------------------------------------------------
TOTAL                                      323            $46,206,214                 100.0%
=============================================================================================
Column totals may not add to 100% due to rounding.

                                      Purpose of Mortgage Loans

                                                                                    Scheduled
                                          No. of Mortgage   Total Dollar Amount  Principal Balance
Loan Purpose                                  Loans (#)            ($)                  (%)
------------                                  ---------            ---                  ---
Missing                                            10           $  1,143,544                   2.5%
Purchase                                          196             26,121,111                  56.5
Cash Out Refinance                                 65              9,891,674                  21.4
Rate/Term Refinance                                47              8,585,404                  18.6
Refinance - Property Improvement                    5                464,481                   1.0
----------------------------------------------------------------------------------------------------
TOTAL                                             323            $46,206,214                 100.0%
====================================================================================================
Column totals may not add to 100% due to rounding.


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Neither the issuer of the certificates nor Goldman, Sachs & Co., nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the
Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only.
Information in this material regarding the securities and the assets backing any securities discussed herein supersedes all prior information regarding such securities and assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, is preliminary and will be superseded by the applicable prospectus supplement and any other information subsequently filed with the SEC.
The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement relating to the certificates. Such information supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by Goldman, Sachs & Co.

The information herein has been provided solely by Goldman, Sachs & Co., acting as underwriter and not as agent of the issuer or any of the issuer's affiliates. Neither the issuer of the certificates nor Goldman,
Sachs & Co. nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein.

                                       Occupancy Status

                                                                                  Scheduled
                                      No. of Mortgage    Total Dollar Amount  Principal Balance
Occupancy Status                          Loans (#)            ($)                  (%)
----------------                          ---------            ---                  ---
Missing                                        10           $  1,143,544                   2.5%
Owner Occupied                                270             38,611,602                  83.6
Second Home                                    36              5,587,713                  12.1
Non-Owner Occupied                              7                863,355                   1.9
------------------------------------------------------------------------------------------------
TOTAL                                         323            $46,206,214                 100.0%
================================================================================================
Column totals may not add to 100% due to rounding.

                          State Distribution of the Mortgaged Properties

                                                                               Scheduled
                                     No. of Mortgage   Total Dollar Amount  Principal Balance
State                                    Loans (#)            ($)                  (%)
-----                                    ---------            ---                  ---
Ohio                                          64           $  8,836,417                  19.1%
New York                                      53              8,295,218                  18.0
Washington                                    36              6,486,967                  14.0
Oregon                                        19              2,951,378                   6.4
California                                    18              2,930,183                   6.3
Colorado                                      15              2,070,579                   4.5
Florida                                       13              1,999,234                   4.3
Michigan                                       8              1,859,192                   4.0
Indiana                                       15              1,795,783                   3.9
Idaho                                         15              1,719,177                   3.7
Maine                                         11              1,099,887                   2.4
Arizona                                        6              1,072,442                   2.3
Utah                                           8                953,340                   2.1
Alaska                                         6                627,946                   1.4
Hawaii                                         2                572,199                   1.2
Pennsylvania                                  10                489,537                   1.1
Texas                                          8                422,619                   0.9
Maryland                                       1                395,807                   0.9
Montana                                        2                344,847                   0.7
Massachusetts                                  3                258,276                   0.6
Vermont                                        1                252,900                   0.5
North Carolina                                 3                226,946                   0.5
Nevada                                         1                162,407                   0.4
Louisiana                                      1                121,512                   0.3
Connecticut                                    1                117,159                   0.3
Illinois                                       1                 89,734                   0.2
New Jersey                                     1                 41,935                   0.1
New Hampshire                                  1                 12,594                   0.0
-----------------------------------------------------------------------------------------------
TOTAL                                        323            $46,206,214                 100.0%
===============================================================================================
Column totals may not add to 100% due to rounding.


                               Documentation Program for the Mortgage Loans


                                                                                    Scheduled
                                    No. of Mortgage    Total Dollar Amount       Principal Balance
Documentation Type                      Loans (#)            ($)                      (%)
------------------                  ---------------    -------------------       ------------------
Missing                                      10           $  1,143,544                   2.5%
Alternate Doc                               135             24,570,048                  53.2
Full Documentation                          177             20,487,438                  44.3
Streamlined                                   1                  5,184                   0.0
---------------------------------------------------------------------------------------------------
TOTAL                                       323            $46,206,214                 100.0%
===================================================================================================
Column totals may not add to 100% due to rounding.


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Neither the issuer of the certificates nor Goldman, Sachs & Co., nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the
Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only.
Information in this material regarding the securities and the assets backing any securities discussed herein supersedes all prior information regarding such securities and assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, is preliminary and will be superseded by the applicable prospectus supplement and any other information subsequently filed with the SEC.
The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement relating to the certificates. Such information supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by Goldman, Sachs & Co.

The information herein has been provided solely by Goldman, Sachs & Co., acting as underwriter and not as agent of the issuer or any of the issuer's affiliates. Neither the issuer of the certificates nor Goldman,
Sachs & Co. nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein.

                                     Borrower FICO Score

                                                                             Scheduled
                                  No. of Mortgage    Total Dollar Amount  Principal Balance
FICO Score                            Loans (#)            ($)                  (%)
----------                            ---------            ---                  ---
Unavailable                                 8          $     690,931                   1.5%
500 - 560                                   4                353,171                   0.8
580 - 599                                   7                898,503                   1.9
600 - 619                                  13              1,642,547                   3.6
620 - 639                                  14              3,205,598                   6.9
640 - 659                                  19              1,260,860                   2.7
660 - 679                                  42              6,800,131                  14.7
680 - 699                                  50              7,171,814                  15.5
700 - 719                                  42              6,785,187                  14.7
720 - 739                                  32              5,114,329                  11.1
740 - 759                                  33              3,994,428                   8.6
760 - 779                                  30              3,662,626                   7.9
780 or Greater                             29              4,626,088                  10.0
--------------------------------------------------------------------------------------------
TOTAL                                     323            $46,206,214                 100.0%
============================================================================================
Column totals may not add to 100% due to rounding.


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Neither the issuer of the certificates nor Goldman, Sachs & Co., nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the
Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only.
Information in this material regarding the securities and the assets backing any securities discussed herein supersedes all prior information regarding such securities and assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, is preliminary and will be superseded by the applicable prospectus supplement and any other information subsequently filed with the SEC.
The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement relating to the certificates. Such information supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by Goldman, Sachs & Co.

The information herein has been provided solely by Goldman, Sachs & Co., acting as underwriter and not as agent of the issuer or any of the issuer's affiliates. Neither the issuer of the certificates nor Goldman,
Sachs & Co. nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein.